UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 14, 2026

CHAMPIONS ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11504	52-1401755
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 University Plaza, Suite 307, Hackensack, New Jersey 07601
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (201) 808-8400

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	CSBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 14, 2026, Champions Oncology, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The following matters were submitted to a vote of the stockholders at the Annual Meeting and the voting results were as follows:

1. Election of Directors. The seven director nominees named in the Company's 2026 proxy statement were elected to serve for a one-year term expiring at the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Withheld	Broker Non-Vote
Robert Brainin	7,904,120	338,790	461,706
Ronnie Morris, M.D.	7,883,105	359,805	461,706
Joel Ackerman	7,549,214	693,696	461,706
David Sidransky, M.D.	7,154,225	1,088,685	461,706
Daniel Mendelson	7,904,471	338,439	461,706
Scott R. Tobin	8,230,372	12,538	461,706
Brian Alexander, M.D.	8,241,264	1,646	461,706

2. Ratification of Appointment of Independent Registered Accounting Firm. The appointment of EisnerAmper LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027, was ratified as follows:

Votes For	Votes Against	Abstain
8,702,771	1,845	—

3. Non-binding Advisory Resolution Relating to the Compensation of the Company’s Named Executive Officers. The proposal to approve, on a non-binding advisory basis, the compensation of the Company's named executive officers, as described in the Company's 2026 proxy statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Vote
7,130,832	25,242	1,086,836	461,706

4. Non-binding Advisory Vote on the Frequency of Holding Stockholder Advisory Votes on Executive Compensation. The stockholders of the Company recommended, on a non-binding advisory basis, that the frequency of holding stockholder advisory votes on executive compensation, as described in the Company's 2026 proxy statement, be held every year. The results of this non-binding advisory vote were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
7,198,608	38,035	1,003,655	2,612	461,706

As a result of the stockholder advisory vote and other factors, the Company intends to hold future non-binding advisory votes on the compensation of our named executive officers on an annual basis.

5. Approval of the 2026 Equity Incentive Plan. The proposal to approve the 2026 Equity Incentive plan, as described in the Company's 2026 proxy statement, was approved by the following votes:

Votes For	Votes Against	Abstain	Broker Non-Vote
6,401,638	754,480	1,086,792	461,706

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPIONS ONCOLOGY, INC.
(Registrant)

Date: October 16, 2026	By:	/s/ David Miller
David Miller
Chief Financial Officer